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                                                                EXHIBIT  10.2.1

                            HERITAGE HOLDINGS, INC.
                            HERITAGE OPERATING, L.P.
                          8801 S. Yale Ave., Suite 500
                             Tulsa, Oklahoma 74137
                                 (918) 492-7272



                                 March 11, 1997

To:      Each of the Purchasers named in the
         Purchaser Schedule Attached Hereto


Ladies and Gentlemen:

         Reference is made to the Note Purchase Agreement dated as of June 25, 1996 (the "Agreement") among Heritage Holdings, Inc., Heritage Operating, L.P., and the Purchasers named in the Purchaser Schedule attached thereto. Terms used herein that are not otherwise defined shall have the meanings set forth in the Agreement.

         The Operating Partnership and Heritage request that the Purchasers amend the Agreement to allow a portion of the amount set aside for the Acquisition Facility to be substituted by up to $3,000,000 of Seller carried Indebtedness for the financing of Asset Acquisition(s) from time to time by amending Section 6B ("Indebtedness").

         Accordingly, the Operating Partnership and Heritage agree with the Purchasers as follows:

         Section 6B(iii) of the Agreement is hereby amended, effective as of March 3, 1997, to read in its entirety as follows, as if at all times on and after such date so written (the language added hereby being indicated by double underscoring):

                (iii) the Company may become and remain liable with respect to Indebtedness incurred by the Company under the Acquisition Facility and any Indebtedness incurred for such permitted purpose which replaces, extends, renews, refunds or refinances any such Indebtedness, in whole or in part; and up to $3,000,000 of Indebtedness owing from time to time to the Seller(s) in Asset Acquisition(s), provided that the aggregate principal amount of Indebtedness permitted under this clause
                (iii) shall not any time exceed $35,000,000;

         Except as otherwise expressly provided herein, the agreement shall be in full force and effect and applicable in all respects to this letter.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterparts of this letter and return the same to the Company, and upon receipt by the Company of the same from the Requisite Holders, this letter shall become a binding agreement among the Company and the Purchasers.


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                                               Very truly yours,

                                               HERITAGE HOLDINGS, INC.

                                               By:  /s/ H. Michael Krimbill
                                                  ----------------------------
                                                    H. Michael Krimbill
                                                    Vice President and Chief
                                                    Financial Officer

                                               HERITAGE OPERATING, L.P.

                                               By Heritage Holdings, Inc.,
                                                General Partner

                                               By:  /s/ H. Michael Krimbill
                                                  ----------------------------
                                                    H. Michael Krimbill
                                                    Vice President and Chief
                                                    Financial Officer


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                              PURCHASERS SCHEDULE

Purchaser    /   Holder                                             Amount
-----------------------                                             ------

John Hancock Mutual Life Insurance Company                       $13,000,000

John Hancock Mutual Life Insurance Company                         8,000,000

John Hancock Variable Life Insurance Company                       1,000,000

Mellon Bank, N.A., as Trustee for AT&T Master Pension              3,000,000
Trust  (Nominee:  Mellon Bank, N.A., Trustee under Master
Trust Agreement of AT&T Corporation dated 1/1/84 for
Employee Pension Plans - AT&T - John Hancock -
Private Placement)

Massachusetts Mutual Life Insurance Company                       15,000,000

Principal Mutual Life Insurance Company                           15,000,000

New York Life Insurance Company                                   12,500,000

Teachers Insurance and Annuity Association                        12,500,000
   of America

Keyport Life Insurance Company c/o Stein Roe & Farnham            10,000,000
   Incorporated

Mony Life Insurance Company of America                             3,500,000

The Mutual Life Insurance Company of New York                      4,000,000

Pacific Mutual Life Insurance Company                              5,500,000

The Lutheran Church-Missouri Synod Foundation                      5,000,000

Phoenix Home Life Mutual Insurance Company                         5,000,000

General American Life Insurance Company                            4,000,000

Wisconsin National Life Insurance Company                          3,000,000



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The foregoing letter is hereby accepted as of the date
first above written.


GENERAL AMERICAN LIFE INSURANCE
   COMPANY

By:  Conning Asset Management

By:  /s/ Douglas R. Koester
   -------------------------------------
     Name: Douglas R. Koester
     Title: Senior Vice President



JOHN HANCOCK VARIABLE LIFE INSURANCE
   COMPANY

By:  /s/  Stephen A. MacLean
   -------------------------------------
     Name:  Stephen A. MacLean
     Title: Vice President - Investments


JOHN HANCOCK MUTUAL LIFE INSURANCE
   COMPANY

By:  /s/  Eugene X. Hodge, Jr.
   -------------------------------------
     Name:  Eugene X. Hodge, Jr.
     Title: Investment Officer


MASSACHUSETTS MUTUAL LIFE INSURANCE
   COMPANY

By:  /s/  Richard C. Morrison
   -------------------------------------
     Name:  Richard C. Morrison
     Title: Managing Director


Mellon Bank, N.A., solely in its capacity
as Trustee for The Long Term Investment
Trust, (as directed by John Hancock Mutual
Life Insurance Company), and not in its
individual capacity                          The decision to participate in the
                                             investment, any representations
                                             made herein by the participant, and
By:      /s/  Douglas Duerr                  any actions taken hereunder by the
         -------------------------------     participant has/have been made
         Name:  Douglas Duerr                solely at the direction of the
         Title: Vice President               investment fiduciary who has sole
                                             investment discretion with respect
                                             to this investment.


NEW YORK LIFE INSURANCE COMPANY

By:  /s/  David L. Bangs
   -------------------------------------
     Name:  David L. Bangs
     Title: Investment Vice President



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PACIFIC MUTUAL LIFE INSURANCE COMPANY

By:  /s/  Raymond J. Lee
   -------------------------------------
     Name:  Raymond J. Lee
     Title: Sr. Vice President

By:  /s/  Peter S. Fiek
   -------------------------------------
     Name:  Peter S. Fiek
     Title: Assistant Secretary


PHOENIX HOME LIFE MUTUAL INSURANCE
   COMPANY

By:  /s/  Paul M. Chute
   -------------------------------------
     Name: Paul M. Chute
     Title: Managing Director


PRINCIPAL MUTUAL LIFE INSURANCE
   COMPANY

By:  /s/  Dennis D. Ballard
   -------------------------------------
     Name:  Dennis D. Ballard
     Title: Counsel

By:  /s/  Christopher J. Henderson
   -------------------------------------
     Name:  Christopher J. Henderson
     Title: Counsel


TEACHERS INSURANCE AND ANNUITY ASSOCIATION
   OF AMERICA

By:  /s/  John Litchfield
   -------------------------------------
     Name:  John Litchfield
     Title: Director-Private Placements


WISCONSIN NATIONAL LIFE INSURANCE
   COMPANY

By:  /s/  Richard J. Bielen
   -------------------------------------
     Name:  Richard J. Bielen
     Title: Sr. Vice President